UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2020

Emmaus Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35527	87-0419387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 214-0065

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Director

On March 25, 2020, the Board of Directors of Emmaus Life Sciences, Inc. (“we,” “us,” “our,” “Emmaus” or the “company”) appointed Jane Pine Wood as a director of our company. Ms. Wood also is expected to be appointed to serve on each of the standing Committees of the Board.

Ms. Wood has served since October 3, 2016 as Chief Legal Counsel of BioReference Laboratories, Inc., Elmwood Park, New Jersey, a wholly owned subsidiary of OPKO Health, Inc. (NASDAQ: OPK), a diversified healthcare company. BioReference Laboratories, Inc. is the nation’s third-largest clinical laboratory with a core genetic testing business and 400-person sales and marketing team. Ms. Wood has over 30 years of experience representing clinical and anatomic laboratories, physicians, imaging centers, home health agencies, mental health providers, hospitals, other healthcare providers, and professional societies in corporate, regulatory, reimbursement, contractual, and other matters. She holds a B.A. degree, summa cum laude, from Texas A&M University and a J.D. degree from Vanderbilt University School of Law and is a member of the State Bars of New Jersey, Massachusetts, Ohio, and Tennessee.

Ms. Wood will receive the compensation payable to our non-employee directors and to members of any Board Committee to which she is appointed as described under the caption “Management Following the Merger - Director Compensation; Current Director Compensation” in the joint Proxy Statement/Prospectus filed with the Securities and Exchange Commission under Rule 424(b)(3) on June 14, 2019, which information is incorporated herein by reference.  We also expect to enter into with Ms. Wood our standard form of indemnification agreement for directors and executive officers.  As with other directors, she will serve as a director until her successor is elected or until she resigns.

There is no understanding or arrangement with Ms. Wood regarding her appointment and no family relationships between her and any of our other directors, executive officers, or persons nominated or chosen to become a director or executive officer.  Ms. Wood is not a party to any current or proposed transaction for which disclosure is required under Item 404(a) of Regulation S-K or, except as described above, any material plan, contract or arrangement with us.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2020	Emmaus Life Sciences, Inc.

	By:	/s/ JOSEPH C. SHERWOOD III
Name: Joseph C. Sherwood III
Title: Chief Financial Officer

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